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     As filed with the Securities and Exchange Commission on March 24, 2000
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 24, 2000

                       EQUITY RESIDENTIAL PROPERTIES TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         MARYLAND                     1-12252                      13-3675988
(STATE OR OTHER JURISDICTION       (COMMISSION               (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION    FILE NUMBER            IDENTIFICATION NO.)

                      TWO NORTH RIVERSIDE PLAZA, SUITE 400
                             CHICAGO, ILLINOIS                     60606
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)

       Registrant's telephone number, including area code: (312) 474-1300

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 7.  Financial Statements, PRO FORMA Financial Information and Exhibits

          Exhibit
          NUMBER             EXHIBIT

             8 Opinion of Piper Marbury Rudnick & Wolfe which is being filed pursuant to Regulation 601(b)(8) as an exhibit to the Registrant's registration statements on Form S-3, SEC file nos. 333-80835, 333-72961,
                             333-45533, 333-39289, 333-12983, 333-06873,
                             33-97680 and 33-84974 (the "Registration
                             Statements") under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statements, is set forth in full in each such registration statement, which opinion relates to the discussion under the heading "Federal Income Tax Considerations" set forth in the Registrant's Annual Report on Form 10-K for the year ending December 31, 1999, which discussion is incorporated by reference into each of the Registration Statements and replaces and supersedes any prior discussion of "Federal Income Tax Considerations" set forth in or incorporated by reference into each of the Registration Statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EQUITY RESIDENTIAL PROPERTIES TRUST

Date:    March 24, 2000             By:/s/ MICHAEL J. MCHUGH
                                     -------------------------------------------
                                    Michael J. McHugh, Executive Vice President,
                                    Chief Accounting Officer and Treasurer




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